                                                                    EXHIBIT 10.7

                               OFFICE SPACE LEASE

                                     BETWEEN

                               WALMART.COM, INC.,
                                  ("LANDLORD")

                                       AND

                                 STENTOR, INC.,
                                   ("TENANT")

                                  MAY 14, 2002

                                     TABLE OF CONTENTS

1. MASTER LEASE & INCORPORATION OF TERMS...............................................     1

2. TERM & EARLY TERMINATION............................................................     2

3. POSSESSION..........................................................................     2

4. ANNUAL BASIC RENT...................................................................     3

5. RENTAL ADJUSTMENT...................................................................     4

6. SECURITY DEPOSIT....................................................................     9

7. NOTICES.............................................................................     9

8. CONDITION OF PREMISES...............................................................     9

9. REPAIRS.............................................................................    10

10. LIENS..............................................................................    11

11. ENTRY BY LANDLORD..................................................................    11

12. UTILITIES AND SERVICES / COMMON AREAS..............................................    11

13. DEFAULTS AND REMEDIES..............................................................    12

14. SUBORDINATION......................................................................    15

15. ESTOPPEL CERTIFICATE...............................................................    16

16. RULES AND REGULATIONS .............................................................    16

17. PERFORMANCE BY TENANT .............................................................    17

18. PERFORMANCE BY LANDLORD............................................................    17

19. DEFINITION OF LANDLORD.............................................................    17

20. PARKING............................................................................    18

21. EXAMINATION OF LEASE...............................................................    18

22. RECORDING..........................................................................    18

23. LIMITATION ON LIABILITY ...........................................................    18

24. LEASEHOLD IMPROVEMENTS.............................................................    19

25. ASSIGNMENT & SUBLETTING............................................................    20

26. SIGNS .............................................................................    20

                                       (i)

27. WAIVER OF SUBROGATION .............................................................    21
28. LANDLORD'S OBLIGATIONS ............................................................    21
29. QUIET ENJOYMENT ...................................................................    21

                                      (ii)

                                TABLE OF EXHIBITS

EXHIBIT   ITEM

A-L    SITE PLAN

A-2    FLOOR PLAN OF THE BUILDING, SHOWING PREMISES

B      TENANT IMPROVEMENT PLANS

C      RULES AND REGULATIONS

D      ROOFTOP SIGNAGE

E      TEMPORARY SPACE AT 7000 MARINA BLVD.

F      FORM OF SECURITY LETTER OF CREDIT

                                     (iii)

                               OFFICE SPACE LEASE

      This summary of the basic lease provisions ("Basic Lease Provisions") of the Office Space Lease ("Lease") entered into this 14th day of May, 2002, by and between Walmart.com, Inc., a Delaware corporation ("Landlord"), and Stentor, Inc., ("Tenant") is hereby made a part of the Lease for the purpose of setting forth information referred to in the Lease.

      In the event of any conflict, inconsistency or ambiguity created by or between the Basic Lease Provisions and the Lease to which it is attached, which Landlord and Tenant acknowledge having read in full, the terms and conditions of the Lease shall govern.

                             BASIC LEASE PROVISIONS

1. Tenant's Trade Name:        Stentor, Inc

2. Address of Premises:        5000 Marina Blvd, Suite No. 100
                               Brisbane, CA 94005-1830

3. Use of Premises:            general office purposes, research and
                               development, shipping and receiving, and any related lawful purpose in conformance with municipal zoning requirements and Master
                               Lessor's consent.

4. Lease Term:                 Five (5) years, subject to a one time right of
                               termination as more fully described in Section 2.

5. Commencement Date:          Upon substantial completion of the Leasehold
                               Improvements to be constructed by Landlord, and delivery of possession of the Premises to Tenant as ready for occupancy, which is anticipated to be approximately August 1, 2002, as to both the first floor space, and Expansion Space.

6. Initial Annual Basic Rent:  $813,293.40, payable at $67,774.45 per month
                               ($25.80 per square foot per year, $2.15 per square foot per month), provided that Landlord has granted to Tenant a rental concession equivalent to three (3) months of free rent as to the first floor space and six (6) months of free rent as to the Expansion Space, such that the monthly rent shall be payable at $0.00 for the first three (3) months of the term and at $44,988.75 during the fourth (4th) through sixth
                               (6th) months of the term. (Any reference in this Lease to the rental payable at the commencement of the term shall mean the stated rental without reference to rental concessions

                                       (A)
                                             which may have been granted.)

7. (a) Tenant's Percentage of Building       Thirty Three percent (33%), as of
    Direct Expense:                          the commencement of the term, to be
                                             adjusted upon occupancy of the
                                             Expansion Space.

   (b) Direct Expenses Base.                 Calendar year 2002

8. Floor Area of Premises:                   It is anticipated that the floor
                                             area of the premises will contain
                                             20,925 rentable square feet, to be
                                             expanded by an additional 10,598
                                             rentable square feet as of the 1st
                                             anniversary of the Commencement
                                             Date, for a total of 31,523
                                             rentable square feet. The actual
                                             square footage shall be determined
                                             pursuant to the Standard Method for
                                             Measuring Floor Area in Office
                                             Buildings published by the Building
                                             Owners and Managers Association
                                             International ("BOMA") as revised
                                             and readopted June 7, 1996 (the
                                             "Standard Measure"). Tenant
                                             reserves the right to measure the
                                             Premises to confirm that the
                                             measurement provided by Landlord is
                                             accurate and conforms to the
                                             Standard Measure. Any discrepancy
                                             shall be promptly resolved by the
                                             parties through good faith
                                             negotiations and, if relevant, all
                                             items in this Lease which are based
                                             upon the square footage of the
                                             Premises (e.g., Basic Rent and
                                             Tenant's percentage of Building
                                             Direct Expenses) shall be promptly
                                             adjusted in proportion to the
                                             change in square footage.

9. Security Deposit:                         $155,723.62 (does not include
                                             prepaid rent)

10. Prepaid Rent:                            $44,988.75, constituting one (1)
                                             full month's rent, to be applied
                                             against rent due for the fourth
                                             (4th) month of the term.

11. Tenant Improvement Allowance:            A total of $35 per usable square
                                             foot. Additionally, Landlord shall,
                                             at the request of Tenant, provide
                                             up to $10 per usable square foot in
                                             additional sublessee improvement
                                             funds for either subtenant
                                             improvements or for the purchase
                                             and installation of FF&E, which
                                             will be amortized into the monthly
                                             rent over the Sublease Term. To the
                                             extent said funds are used for the
                                             purchase of FF&E, Sublessee will
                                             grant Sublessor a security interest
                                             in the FF&E.

12. Broker(s):                               Harry Schoening, of the Staubach
                                             Company, 301 Howard Street, Suite
                                             930, San Francisco, CA 94105, and
                                             Clarke Funkhauser and Mike Moran,
                                             of BT Commercial Real Estate, 1350
                                             Bayshore Highway, Suite 150,
                                             Burlingame, CA

                                       (B)

                                  94010 on behalf of Landlord, and

                                  Steve Lico/Dave Tipton of CRESA Partners, 2483
                                  E. Bayshore Road, Suite 102, Palo Alto,
                                  California 94303, on behalf of Tenant

13. Address for Notices:

LANDLORD                           TENANT

Wal-Mart.Com                       Stentor, Inc.
7000 Marina Blvd.
Brisbane, CA 94005-1830            5000 Marina Boulevard, Suite 100
Attn: Building Manager             Brisbane, CA 94005-1830

                                   Attn: Jim Boyle

14. Address for Rent Payments and  Wal-Mart.Com
copies of notices:                 7000 Marina Blvd.
                                   Brisbane, CA 94005-1830
                                   Attn: Finance - Accounts Receivable

                                      (C)

                               OFFICE SPACE LEASE

      THIS LEASE is made as of the 14th day of May, 2002, by and between Walmart.com, Inc., ("Landlord"), and Stentor, Inc., ("Tenant"). In consideration of the Rent as defined in Sections 3 and 4 herein and the provisions of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite Number 100 (the "Premises") outlined on the floor plan attached hereto and marked Exhibit "A-2", the Premises being agreed, for the purposes of this Lease, to have an area of approximately 20,925 square feet initially, being situated on the first (1st) floor of that certain office building located at 5000 Marina Blvd, Brisbane, CA (the "Building"). As of the 1st anniversary of the Commencement Date, the Premises will be expanded by the addition of 10,598 square feet (the "Expansion Space") located on the second (2nd) floor of the Building, as shown on Exhibit "A-2". Until such time, however, Tenant shall have no right to occupancy of the Expansion Space, and Landlord shall be entitled to lease the same to third parties for the period prior to Tenant's occupancy thereof. Tenant shall have the non-exclusive right in common with Landlord, other tenants and invitees, to use the Common Area as defined herein.

      Tenant acknowledges that the exterior demising walls of the Premises and the area between the finished ceiling of the Premises and the slab of the Building floor or roof thereabove and between the finished floor of the Premises and the foundation or finished ceiling of the portion of the Building therebelow have not been leased to Tenant. Landlord reserves the use thereof, together with the right to locate or relocate (both vertically and horizontally), install, maintain, use, repair and replace pipes, utility lines, ducts, conduits, flues, refrigerant lines, drains, sprinkler mains and valves, access panels, wires and appurtenant meters or equipment, and structural elements leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises.

      1. MASTER LEASE & INCORPORATION OF TERMS. The parties acknowledge that this Lease is actually a sublease of the interest held by Landlord in the Building pursuant to the terms of an Office Space Lease dated as of the 15th day of September, 2000, (the "Master Lease") by and between Foster Enterprises, a California general partnership, as landlord therein ("Master Lessor"), and Landlord, as tenant therein. Tenant acknowledges receipt of a copy of the Master Lease. This Lease is expressly made subject to the terms and conditions contained in the Master Lease as they relate to the Premises. Neither Tenant nor Landlord shall do, permit or cause any act or occurrence to be done which would constitute a violation of the Master Lease. Without limiting the foregoing, the following provisions of the Master Lease are expressly incorporated herein, and except insofar as certain portions of such provisions as they relate to the Premises only may be inconsistent with the express terms of this Lease (in which event the terms of this Lease shall control, as between Landlord and Tenant), such provisions shall be interpreted with respect to Landlord and Tenant as though Landlord and Tenant herein were the landlord and tenant under the Master Lease. In the event of a conflict between this Lease and the Master Lease, as between Landlord and Tenant only, the terms of this Lease shall prevail:

Section 7         relating to Use, subject, however, to Section 3 of the Basic
                  Lease Provisions of this Lease,

Section 9 relating to Brokers, subject, however, to Section 12 of the Basic Lease provisions of this Lease,

Section 10        relating to Surrender & Holding Over,

Section 11(b)     rating to Personal Property Taxes,

Section 12        relating to Alterations, but substituting "$25,000" for $85,000"

Section 16        relating to Assumption of Risk & Indemnification,

Section 17 relating to Insurance, but excluding the earthquake and self-insurance provisions thereof,

Section 18        relating to Damage & Destruction,

Section 19        relating to Eminent Domain,

Section 22        relating to Assignment & Subletting

Section 28        relating to Waiver, and

Section 40        relating to Miscellaneous items

      2. TERM & EARLY TERMINATION The term of this Lease shall be for the period shown in Item 4 of the Basic Lease Provisions.

      Tenant is hereby granted the option to terminate this Lease as of the twenty fourth (24th) month following the Commencement Date upon satisfaction of each of the following conditions:

      (a) Tenant shall have delivered written notice to Landlord of such election at least six (6) months prior to the anticipated termination date (the "Termination Date"),

      (b) Tenant shall pay to Landlord on or before the Termination Date an amount equal to the sum of:

            (i) the unamortized cost actually incurred by Landlord with respect to the Tenant Improvements constructed in the Premises described in this Lease,

            (ii) the unamortized cost of any leasing commissions actually incurred by Landlord with respect to this Lease, and

            (iii) the unamortized cost of any free rent or other concessions, including without limitation, tenant improvement allowances, granted by Landlord to Tenant upon the commencement of this Lease.

            Each of the items described above as being amortized shall include only those costs actually incurred by Landlord on a non-reimbursed basis, and shall be amortized over the originally anticipated term of this Lease at an interest rate of ten percent (10%).

      3. POSSESSION Tenant agrees that, if Landlord is unable to deliver possession of the Premises to the Tenant on the scheduled commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event Tenant shall not be liable for any rent until Landlord tenders possession of the Premises to Tenant ready for occupancy. If the Premises are ready for occupancy prior to the date scheduled, Landlord shall deliver possession of the Premises to Tenant and the term of this Lease shall thereupon commence. The Premises shall be "ready for occupancy" for purposes of this Section when the Tenant Improvements to be constructed by Landlord are substantially completed, as certified by Landlord's architect or construction manager. Notwithstanding, the above, if Landlord is unable to deliver possession of the Premises to Tenant on or before thirty (30) days after August 1, 2002 (the "Late Date"), Tenant shall be entitled to two (2) days of abatement of Rent for each day of delay in delivery of possession of the Premises to Tenant. If the Premises are not delivered to Tenant by sixty (60) days after the August 1, 2002 (the "Outside Date") Tenant shall have the right, but not the obligation, to terminate this Lease as to the Premises or Expansion Space as the case may be; except that a Force Majeure delay or a Tenant delay, including, without limitation, delays resulting from Tenant Change Orders shall extend such Late Date and Outside Date on a day for day basis.

      4. ANNUAL BASIC RENT

      (a) Tenant agrees to pay Landlord as Annual Basic Rent for the Premises as shown in Item 6 of the Basic Lease Provisions payable in advance on the first day of each calendar month during the term, except that the first month's rent shall be paid upon the execution hereof. If the term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty (30). In addition to the Annual Basic Rent, Tenant agrees to pay as additional rental its pro rata share of the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated in the Basic Lease provisions of this Lease, or to such other person or at such other place as Landlord may from time to time designate in writing. No demand, notice or invoice shall be required.

      (b) The rental payable by Tenant shall be increased as of the commencement of each year during the term as follows:

     Year 1            $0.00 psf/mo
(months 1 to 3)
     Year l            $2.15 psf/mo
(months 4 to 12)
      Year 2           $2.23 psf/mo
      Year 3           $2.30 psf/mo
      Year 4           $2.38 psf/mo
      Year 5           $2.47 psf/mo

      (c) Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the due date, then Tenant shall pay to Landlord, in addition to any interest required to be paid by this Lease, a late charge in the amount of ten percent (10%) of the delinquent installment of rent. The parties agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      (d) In the event that at any time during the term of this Lease, any governmental law, rule or regulation prohibits or postpones in whole or in part any increase in the rent or in the payment of other sums payable by Tenant hereunder to be made pursuant to this Lease, then, and in either of such events, such increase or payment shall be made to the maximum extent permissible by law at the time provided in this Lease, and/or at any time or times thereafter such increase or payment, or any portion thereof, may lawfully be made and any such increase in rent, or any portion thereof, or other sums payable hereunder, or portions thereof, the payment of which has been so prohibited or postponed, shall thereafter become due and payable to the maximum extent and at the earliest time or times permitted by law.

      5. RENTAL ADJUSTMENT

      (a) For the purpose of this Section 5, the following terms are defined as follows:

            (i) Tenant's Percentage: That portion of the Building occupied by Tenant divided by the total square footage of the Building available for occupancy (the approximate amount of which is shown as Item 7(a) of the Basic Lease Provisions).

            (ii) Direct Expenses Base: The term "Direct Expenses Base" as used in this Lease shall mean the total direct expenses paid or incurred by Landlord during the calendar year shown as Item 7(b) of the Basic Lease Provisions, annualized and adjusted as if the Building were 95 percent occupied and fully assessed.

            (iii) Direct Expense: The term "Direct Expense" shall include:

                  (1) All real and personal property taxes and assessments imposed by any governmental authority or agency on the Building and the land on which the Building is located (including a pro rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; and any other costs levied or assessed by, or at the direction of, any federal, state or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including costs of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include (i) any net income, franchise, capital stock, estate or inheritance, succession, transfer, gift, or estate taxes; (ii) any item to the extent otherwise included in Direct Expenses and paid by Tenant, such that payment of the same would result in a duplicate payment; (iii) any environmental assessments, charges or liens arising in connection with the remediation of hazardous materials from the Premises, the causation of which arose prior to the Commencement Date of this Lease (provided that monitoring of existing environmental conditions, including methane monitoring, shall be included within Direct Expenses), or to the extent caused by Landlord, its agents, employees or contractors or any tenant of the Premises (other than Tenant or its sublessees or assignees); (iv) costs or fees payable to public authorities in connection with any future construction, renovation and/or improvements to the Premises other than the Tenant Improvements to the Premises made by or for Tenant; (v) reserves for future taxes; or (vi) any personal property taxes attributable to sculptures, paintings or other objects of art (except for objects of art installed in the Common Areas pursuant to requirements of public authority). If any taxes are payable in installments over a period of time, Tenant shall be liable only for the payment of those installments accruing during the term hereof, with appropriate proration for fractional years.

                  (2) Operating costs, consisting of costs actually incurred by Landlord in maintaining and operating the Building, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: costs of utilities, supplies, tools and materials, insurance, services of independent contractors, managers and other suppliers, any and all assessments or costs incurred with respect to Covenants, Conditions and/or Restrictions, Reciprocal Easement Agreements or similar documents affecting the Building or the Property, compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance and repair of the Building, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, watchmen and gardeners (but excluding persons performing services not uniformly available to, or performed for, substantially all Building tenants), legal, accounting and other professional or consulting services.

                  (3) Amortization of such capital improvement as Landlord may have installed: (a) in a good faith effort to reduce operating costs or (b) to comply with governmental rules and regulations promulgated after completion of the Building.

            Notwithstanding the foregoing, Direct Expenses shall not include any of the following:

                  (a) legal fees, brokerage commissions, advertising costs or related expenses in connection with the leasing of the Building;

                  (b) capital repairs, alterations, additions, improvements or replacements connected with or arising from the renovation of the Building or any repairs or replacements made to rectify or correct any defect in the design, materials or workmanship of any portion of the Building or common areas;

                  (c) costs incurred in connection with damage or repairs which are covered under any insurance policy carried by Landlord in connection with the Building or common areas;

                  (d) expenses for repair or replacement actually paid by condemnation awards;

                  (e) costs associated with damage or repairs to the Building or the common areas necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, agents, contractors or invitees;

                  (f) increases in insurance premiums over those in effect on the commencement date hereof to the extent any other tenant causes Landlord's insurance premiums to increase or obligates Landlord to purchase additional insurance;

                  (g) reserves for Landlord's repair, replacement or improvement of the Building or any portion thereof;

                  (h) executive salaries or salaries of service personnel to the extent that such salaries are payable in connection with services other than in connection with the management, operation, repair or maintenance of the Building or common areas;

                  (i) the cost of offsite service personnel to the extent that such personnel are not engaged in the management, operation, repair or maintenance of the Building or common areas;

                  (j) charitable or political contributions or fees paid to trade associates;

                  (k) Landlord's general overhead expenses not related to the Building or common areas;

                  (l) all principal, interest, loan fees, and other carrying costs related to any mortgage or deed of trust encumbering the Building and all rental and other payable due under any ground or underlying lease, unless such costs are directly attributable to Tenant's, its agents' or employees' activities in, on or about the Building, or as a result of a Tenant's breach or default under this Lease;

                  (m) legal fees, accountant fees and other expenses incurred in disputes with other tenants or occupants of the Building or associated with the enforcement of any other leases or defense of Landlord's title to or interest in the Project or any part thereof;

                  (n) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting, expanding or altering space for tenants or other occupants of vacant space in the Building;

                  (o) any costs, fines, or penalties incurred due to violations by Landlord or any tenant of the Building (other than Tenant) of any governmental rule or authority, this Lease or any other lease in the Building, or due to Landlord's negligence or willful misconduct;

                  (p) the cost of any service provided to Tenant or other occupants of the Project for which Landlord is reimbursed;

                  (q) any management or supervision fee greater than the lesser of (i) the management or supervision fee generally paid by tenants of similar projects in the geographic area of the Premises or (ii) two percent (2%) of the Basic Rent, and

                  (r) the costs of repairs and/or replacements of the roof, foundation, and structural supports of the Premises unless such costs are amortized over the useful life of the item.

      (b) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year exceeds that portion of the Direct Expenses Base included in Tenant's rent and as set forth as Item 7(b) of the Basic Lease Provisions, then Tenant shall pay such excess as additional rent. Within ninety (90) days of the beginning of each calendar year, or as soon thereafter as may be practicable, Landlord shall give to

            Tenant a statement of any additional rent payable by Tenant hereunder for the previous year, which shall be due and payable within thirty (30) days following receipt. In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay its percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expense Base. This estimated amount shall be divided into twelve equal monthly installment. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered. If, in any calendar year, Tenant's Percentage of actual Direct Expenses is less than the estimate for that year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis shall be credited towards the next monthly rent falling due and the estimated monthly installments of Tenant's Percentage of Direct Expenses shall be adjusted to reflect such lower Direct Expenses for the most recent year. For purposes of making the calculations described herein, the Direct Expense, in whole or in part, shall be extrapolated to the extent Landlord deems appropriate, to reflect at least ninety-five percent (95%) occupancy of the rentable area of the Building, a full year of operating and a full year of occupancy by Tenant.

      (c) Landlord may from time to time during any calendar year re-estimate the Estimated Direct Expense Payment for said year to reflect changes in circumstances. In such event, Landlord shall notify Tenant of the change and of the effect of such change on the amount of the monthly installment to be paid by Tenant pursuant to this Section. Commencing on the date specified in such notice from Landlord, the monthly installment payable by Tenant shall be adjusted as specified in said notice.

      (d) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall, within thirty (30) days following receipt, pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

      (e) At any time within twelve (12) months of Tenant's receipt of any statement from Landlord relating to Direct Expenses, Landlord shall furnish Tenant following Tenant's written request therefor, invoices and other source documents relating to Direct Expenses charged by Landlord. If it is determined from Tenant's audit of such Direct Expenses that Tenant was overcharged by more than five percent (5%), such overcharge shall entitle Tenant to credit against its next payment of Direct Expenses the amount of the overcharge and the costs associated with the audit (and, if such credit occurs following the expiration of the Term, Landlord shall promptly pay the amount of such credit to Tenant). If the audit determines that the Tenant was overcharged less than five percent (5%), such overcharge shall entitle Tenant to credit against its next payment of Direct Expenses the amount of the overcharge and Tenant shall pay for all costs associated with the audit. If the audit shall determine that Tenant was undercharged for the Direct Expenses, Tenant shall promptly pay the amount of such undercharge to Landlord and Tenant shall pay for all costs associated with the audit. Notwithstanding anything to the contrary herein, any Direct Expenses attributable to a period which falls only partially within the term of this Lease shall be prorated between Landlord and Tenant so that Tenant shall pay only that portion thereof which the part of such period within the Lease term bears to the entire period.

      6. SECURITY DEPOSIT Upon the execution hereof, Tenant shall deposit with Landlord the sum as shown in Item 9 of the Basic Lease Provisions. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults (beyond all applicable notice and cure periods) with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may reasonably spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord actually incurs by reason of Tenant's default, to the full extent permitted by law. If any portion of the deposit is so used or applied, Tenant shall, within ten (10) business days of demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform all of it obligations under this Lease, the security deposit or any balance thereof shall be returned to Tenant within fourteen (14) days of the expiration of the Lease term, provided that Landlord may retain from the security deposit an amount equal to Landlord's good faith estimate of amounts required in accordance with Section 5 hereof until such time as any amount due from Tenant in accordance with Section 5 hereof has been determined and paid in full. Should Landlord sell its interest in the Premises during the term hereof and if Landlord deposits with the purchaser thereof the then unappropriated funds deposited by Tenant as set forth above, Landlord shall then be fully and finally discharged from any further liability with respect to such deposit, provided that Landlord obtains a written acknowledgment of receipt of the security deposit by such subsequent landlord.

      7. NOTICES Any notice, demand, consent, approval or other communication required or permitted to be given hereunder ("Notice") must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, or by overnight courier service such as Federal Express, Express Mail or the like, addressed to Tenant at the Building, or to Landlord at its address set forth in the Basic Lease Provisions. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord, after the Commencement date, may in any event use the Premises as Tenant's address for notice purposes.

      8.CONDITION OF PREMISES Tenant acknowledges that, except as expressly set forth herein, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building, or with respect to the suitability of either for the conduct of

Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition at such time. Tenant specifically waives the provisions of the California Civil Code regarding rental offsets, including Sections 1932(2), 1933(4), 1941 and 1942. Notwithstanding any other provision of this Lease, Landlord represents that it is unaware of any Hazardous Materials, including but not limited to any solvents, metals, petroleum, lead-based paint, PCBs, or asbestos in, on or about the Building or Premises. Notwithstanding this representation, to the extent that Hazardous Materials should be discovered in, on or about the Building or Premises which existed as of the date of this Lease, Landlord shall (i) cause, at its sole cost and expense, such Hazardous Materials to be removed and (ii) indemnify and hold Tenant harmless against and from all liability and claims of any kind for loss or damage to Tenant, its employees or agents, and for expenses and fees of Tenant (including but not limited to costs, expenses and attorneys' fees), incurred, directly or indirectly, as a result of
(a) the existence of such Hazardous Materials in the Premises as of the commencement of this Lease; or (b) any acts or omissions of with respect to Landlord's use, generation, disposal, storage, or transportation of Hazardous Materials on or about the Building.

      9. REPAIRS

      (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair, and constructed in accordance with the specifications contained in Exhibit "B" of this Lease. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant's sole cost and expense make all repairs to the Premises and every part thereof. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

      (b) Anything contained in Section 9(a) above to the contrary notwithstanding Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, or omission of any duty by Tenant, its agents, servant, employees or invitees, in which case Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repair or to perform any maintenance unless such failure shall persist for fifteen business
            (15) days after written notice of the need of such repairs or maintenance is given to Landlord by Tenant unless the nature of such repair or maintenance is such that it cannot be repaired in such fifteen (15) business day period, in which case Landlord shall have a reasonable amount of time to conduct such repair or maintenance provided Landlord commences same within such fifteen (15) business day period and diligently pursues same to completion. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alteration or improvements in or to any portion of the Building or the Premises or in or to fixtures, appliances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

      10. LIENS Tenant shall not permit any mechanic's, materialmen's or other lien to be filed against the Building nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may (but shall not be obligated to), without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord. Landlord acknowledges Tenant's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery and other personal property located in or at the Premises and Landlord agrees to execute waiver forms releasing liens in favor of any purchase money seller, lessor or lender who has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, provided that no default shall have occurred and be continuing, Landlord shall, upon the request of Tenant, and at the Tenant's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any person or entity permitted under this paragraph including landlord waivers with respect to any of the foregoing.

      11. ENTRY BY LANDLORD Landlord and its employees and agents shall at all reasonable times have the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or (during the last twelve [12] months of the term only) tenants, to post notices of nonresponsibility, and/or to repair or maintain the structural portions of the Premises as permitted by this Lease. Landlord acknowledges that its or its agents entry will be accompanied by Tenant's designated escort, a position that will be staffed twenty-four (24) hours per day, seven (7) days a week. In exercising such entry rights, Landlord shall minimize the interference with Tenant's business, and shall provide Tenant with reasonable advance notice of any such entry (except in emergency situations).

      12. UTILITIES AND SERVICES / COMMON AREAS

      (a) Landlord shall furnish or cause to be furnished to the Premises janitorial service, water, electricity, heating, air conditioning and ventilation in accordance with designs and specifications ordinarily and customarily established for similar buildings. Janitorial service shall be furnished after Building Operating hours, as the same may be set forth from time to time in the Rules and Regulations, and all other services shall be furnished during Building Operating Hours. Services not normally furnished after Building Operating Hours may be furnished, upon prior written request to Landlord, and upon such other terms, including appropriate reimbursement for the cost thereof, without any markup by Landlord, as may be determined from time to time by the Rules and Regulations. Landlord's failure to furnish any of the foregoing items when such failure is caused by (i) Accident, breakage, or repairs; (ii) Strikes, lockouts or other labor disturbances or labor dispute of any character; (iii) Governmental regulation, moratorium or other governmental action; (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or by (v) Any other cause beyond Landlord's reasonable control shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

      (b) Landlord shall operate and maintain, or cause to be maintained, during the term of this Lease all "Common Facilities" within the Building, and its associated parking areas. The term "Common Facilities" shall mean all areas within the Project which are not held, or designated by Landlord to be held, for exclusive use by persons entitled to occupy space in the Building. The Common Facilities with the Project shall include, without limiting the generality of the foregoing, parking areas, driveways, truck-ways, delivery passages, loading docks, sidewalks, ramps, landscaped and planted areas, exterior stairways, hallways and interior stairways not located within the premises of any tenant, common entrances and lobbies, elevators, bus stops, retaining walls, restrooms not located within the premises of any tenant, lighting fixtures, identification signs for the Building, irrigation systems and controllers, drains and sewers.

            The use and occupancy by Tenant of the Premises shall include the use of the Common Facilities in common with Landlord and with all others for whose convenience and use the Common Facilities have been or may hereafter be provided by Landlord; subject, however, to the rules and regulations attached hereto as Exhibit "C", together with such additional and/or supplementary reasonable rules and regulations for the use thereof as may be prescribed from time to time by Landlord and of which Tenant receives written notice from Landlord. Landlord shall at all times during the term of this Lease have the sole and exclusive control of all Common Facilities and may, at any time and from time to time during the term hereof, restrain any use or occupancy thereof, except as authorized by such rules and regulations, as the same may be changed by Landlord, in Landlord's reasonable discretion, from time to time. Tenant shall keep said Common Facilities free and clear of any obstructions relating to Tenant's operations. Landlord may temporarily close any Common Facility for repairs or alterations or to prevent a dedication thereof, or the accrual of prescriptive rights therein, or for any other reason deemed sufficient by Landlord.

      13. DEFAULTS AND REMEDIES

      (a) The occurrence of any one or more of the following events shall constitute a default ("Default") hereunder by Tenant.

            (i) The abandonment of the Premises by Tenant. Abandonment is herein defined to include but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while in default (beyond all applicable notice and cure periods) of any provision of this Lease.

            (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, within five (5) days of receipt of written notice from Landlord that same is past due.

            (iii) The failure by Tenant, as may be determined by Landlord, to observe or perform any of the express or implied non-monetary covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subsection 13(a)(i) or (ii) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that it can be cured, but more than fifteen (15) days are reasonably required for its cure (for any reasonable cause other than financial inability), then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said fifteen (15) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.

            (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged as bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

            (v) The use of the Premises for any purpose other than as specifically authorized by this Lease without the consent of Landlord (which consent of Landlord shall not be unreasonably withheld, conditioned or delayed) and Master Lessor.

      (b) In the event of any such Default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

            (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

            (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

            (iv) if Tenant shall fail to take possession of the Premises or fail to commence the payment of monthly rental payments as herein required, or if Landlord terminates the Lease or terminates Tenant's right to possession of the Premises by any lawful means, due to Tenant's default or breach of the Lease or the covenants and obligations of Tenant, Landlord shall have the right, without affecting any of its other rights under this Lease to recover from Tenant all broker commissions and fees, if any, paid by Landlord in connection with this Lease; plus

            (v) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

                  As used in Subsection 13(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at a rate equal to two (2%) percent in excess of the "prime rate" of the Bank of America N.T.&S.A. as of the time of award, not to exceed, however, the maximum rate permitted by law. As used in Subsection 13(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

      (c) In the event of any such Default by Tenant, Landlord shall also have the right, with or without terminating this Lease to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this
            Section 13(c) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction; provided, however, that Landlord may, at any time thereafter, elect to terminate this Lease for such previous and uncured breach by notifying Tenant in writing that Tenant's right to possession of the Premises has been terminated.

      (d) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repealed, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts of Tenant.

      (e) Nothing in this Section shall be deemed to affect Tenant's indemnity of Landlord for liability or liabilities based upon occurrences prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease. Such covenants of indemnification shall survive the termination of this Lease.

      14. SUBORDINATION Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord, the Master Lessor, or any mortgagee with a lien on the Building, or any ground Lessor with respect to the Building, this Lease shall be subject and subordinate at all times to:

      (a) All ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated, or both, and

      (b) The lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security.

      Notwithstanding the foregoing, Landlord or the Master Lessor shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason, or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any sub-ordination, attorn and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, within ten (10) business days of demand by Landlord, and in the commercially reasonable form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. If Tenant to execute, deliver and record any such document, Tenant shall be deemed to have consented to same.

Tenant agrees that this Lease shall be subordinate to any mortgage or other financing now or hereafter encumbering the Premises ("Mortgage"), provided that, so long as Tenant is not in default in the performance of any and all terms, covenants and conditions to be performed on its part under the Lease, Tenant's leasehold estate under the Lease shall not be terminated, barred, cut off, or otherwise disturbed by reason of any default under the Mortgage or any foreclosure proceeding instituted by Mortgagee.

      15. ESTOPPEL CERTIFICATE

      (a) Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a current financial statement of Tenant, in a form acceptable to Landlord (including both a balance sheet and an income statement), together with a written statement certifying:

            (i)   The date of commencement of this Lease;

            (ii) The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

            (iii) The date to which the rental and other sums payable under this
                  Lease have been paid;

            (iv) That there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement;

            (v)   That Tenant has no rights of offset against Landlord;

            (vi)  That Tenant has accepted possession of the Premises; and

            (vii) Such other matters requested by Landlord.

            Landlord and Tenant intend that any statement delivered pursuant to this Section 15 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

      (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

            (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord;

            (ii) That there are no uncured defaults in Landlord's performance and that Tenant has no rights of offset against Landlord;

            (iii) That not more than one (1) month's rental has been paid in advance; and

            (iv)  That Tenant has accepted possession of the Premises.

      16. RULES AND REGULATIONS Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit "C", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

      17. PERFORMANCE BY TENANT All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for fifteen 15) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant (unless there is a reasonable likelihood of imminent harm to person or property as a result of Tenant's failure, in which event Landlord may act immediately). All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in
Section 13 hereof.

      18. PERFORMANCE BY LANDLORD If Landlord fails to perform any of its repair and maintenance obligations as required in this Lease, and such failure materially affects Tenant's ability to use and occupy the Premises for the purposes permitted herein for more than fifteen business (15) days, Tenant shall have the right, but not the obligation, to perform such repairs and/or maintenance if such failure continues for more than fifteen business (15) days after written notice from Tenant; provided, however, that if the nature of the repairs and/or maintenance to be completed by Landlord is such that more than fifteen business (15) days are required to complete such repairs and/or maintenance, Landlord shall have such additional time as is reasonably necessary to complete such repairs and/or maintenance so long as Landlord takes appropriate action to commence such repairs and/or maintenance within such fifteen business (15) day period and thereafter diligently pursues such repairs and/or maintenance to completion. In such event and if Tenant had previously provided written notice of the repair or maintenance need and Tenant subsequently provided written notice of Tenant's intent to repair after Landlord failed to perform its repair or maintenance obligation, Landlord shall reimburse Tenant for the reasonable costs incurred by Tenant to complete such repairs and/or maintenance within thirty (30) days after receipt of Tenant's written demand therefore, together with copies of the paid invoices evidencing the costs incurred by Tenant. Any repairs and/or maintenance permitted herein shall be performed in a good workmanlike manner by licensed contractors. If Landlord objects to the repairs and/or maintenance performed or the expenses incurred by Tenant in performing such work, Landlord shall deliver a written notice of Landlord's objection to Tenant within thirty (30) days after Landlord's receipt of Tenant's invoice evidencing the expenses incurred by Tenant. Landlord's notice shall set forth in reasonable detail Landlord's reasons for its claim that such repairs and/or maintenance were not required or were not Landlord's obligation in the terms of this lease and/or the reasons for Landlord's dispute of the expenses incurred by Tenant in performing such work.

      19. DEFINITION OF LANDLORD The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the leasehold estate granted by the Master Lease of the Premises. In the event of any transfer, assignment or other conveyance or transfers of

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such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically free and relieved from and after the date of such transfer, assignment or other conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

      20. PARKING The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in the Rules and Regulations contained in Exhibit C attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. In no event, however, shall Tenant be entitled to occupy more than its pro rata share of spaces within the parking facilities of the Building.

      Landlord shall at all times have the right and privilege of determining
(1) the nature and extent of the automobile parking areas, whether the same shall be surface, underground or other structure, and of making such changes therein and thereto from time to time which, in Landlord's opinion, are deemed to be desirable and for the efficient development of the Building and/or the use of the Common Facilities, (2) the direction and flow of traffic, (3) the installation of restricted and/or temporary parking areas, traffic control signs, landscaped areas, and/or the institution of valet parking systems for specific occupants, (4) the designation of outside sales area, drive-thru banking, restaurant or other drive-thru facilities and/or other areas to be used for seasonable and/or outside sales activities and/or temporary promotional events, and (5) all other facilities thereof.

      Nothing contained herein shall be deemed to create liability upon Landlord for any damage to motor vehicles of customers or employees or from loss of property from within such motor vehicles. Notwithstanding the foregoing, Landlord shall, at all times, subject only to condemnation and/or other governmental restriction, provide or cause to be provided sufficient parking spaces for the Building to satisfy the parking requirements of the City of Brisbane then applicable to the Building.

      21. EXAMINATION OF LEASE Submission of this instrument for examination of signature by Tenant does not constitute a reservation of or option for lease and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

      22. RECORDING Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

      23. LIMITATION ON LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord, the sole and exclusive remedy shall be against the Landlord's interest in the Building.

      24. LEASEHOLD IMPROVEMENTS Subject to Landlord's review and approval of final construction documents, Landlord shall construct all Leasehold Improvements described in Exhibit "B". The parties will reach agreement on the plans and specifications for the Tenant Improvements as specified in Exhibit B prior to execution of this Lease. Such Leasehold Improvements shall be constructed in accordance with all applicable building and health codes for general office use. Notwithstanding any recommendation by Tenant, the ultimate selection of the contractor shall be within Landlord's sole discretion.

      Landlord believes in good faith that as of the date hereof that the base, shell and core of the Premises and the floor of the Building on which the Premises is located (i) are in good condition and working order and (ii) comply with all federal, state and local laws, regulations, ordinances, statutes and rules.

      Landlord shall construct the Leasehold Improvements as described in Exhibit B at Landlord's sole cost and expense, excepting only (a) costs actually incurred by Landlord in excess of the Tenant Improvement Allowance as a result of a Change Orders (as defined below) and (b) costs arising from Tenant Change Orders, each of which shall be borne solely by Tenant. In the event that the cost of the Leasehold Improvements requested by Tenant should exceed the Tenant Improvement Allowance set forth in the Basic Lease provisions as a result of the Tenant Change Order, Tenant shall pay to Landlord the amount of such excess in cash prior to the commencement of construction of the Leasehold Improvements.

      Once final working drawings for the Leasehold Improvements have been prepared, no changes ("Change Orders") shall be made by Tenant except upon the express written consent of Landlord, which consent shall in every instance be conditioned upon satisfaction of each of the following conditions, unless expressly waived by Landlord:

      (a) Tenant shall pay all costs associated with the Change Order, which payment shall be due in full prior to Tenant's occupancy of the Premises or concurrently with the first installment of rent due, whichever shall occur first.

      (b) No work on any change order shall commence until such time as Tenant has executed a work authorization describing the Change in appropriate detail and requesting Landlord to proceed with the Change Order. If the costs associated with the Change Order are known at the time the Work Authorization is executed by Tenant, such amount shall be inserted in the Work Authorization. If the costs associated with the Change Order are not known at the time the Work Authorization is executed by Tenant, Landlord shall provide Tenant with precise cost information as soon as such information is available. The lack of information relating to the cost of the Change Order as of the date of Tenant's execution of the Work Authorization shall not, however, relieve Tenant of the obligation to pay all costs associated with the Change Order, and Tenant hereby expressly assumes all risk that the actual cost of a Change Order may exceed the cost anticipated by Tenant upon Tenant's execution of the Work Authorization.

      (c) The commencement date for the Lease shall not be delayed as a result of any Change Order. In the event that the originally scheduled completion date for the Leasehold

            Improvements is delayed as a result of a Change Order, substantial completion of the Leasehold Improvements and the Commencement Date, for purposes of rent (and rental concessions, if any), shall be deemed to have occurred as of the date on which completion of the Leasehold Improvements would have occurred but for the Change Order.

      25. ASSIGNMENT & SUBLETTING The terms of the Master Lease regarding assignment and subletting have been incorporated herein pursuant to Section 1 of this Lease. Notwithstanding such incorporation by reference, however, Landlord agrees that Landlord shall not be entitled to recapture the Premises in the event of an assignment or sublet by Tenant of less than 20,925 square feet of space within the Premises. Tenant acknowledges, however, that the Master Lessor may be entitled to exercise such recapture rights. In all other respects, the assignment and subletting provisions of the Master Lease shall apply as described in Section 1. In the event of any approved sublease, profits (i.e., all rentals received by Tenant with respect to the sublease after recovery of documented marketing costs and commissions) shall be divided evenly between Tenant and Landlord. Notwithstanding anything to the contrary in this Lease, as between Landlord and Tenant only, Landlord's consent shall not be required for any of the following transfers (each of which shall be a "Permitted Transfer"):
(a) to any person(s) or entity who controls, is controlled by or is under common control with Tenant, (b) to any entity resulting from the merger, consolidation or other reorganization with Tenant, whether or not Tenant is the surviving entity or (c) to any person or legal entity which acquires all or substantially all of the assets or stock of Tenant (each of the foregoing is hereinafter referred to as a "Tenant Affiliate"); provided that before such assignment shall be effective, (x) said Tenant Affiliate shall assume, in full, the obligations of Tenant under this Lease, (y) Landlord shall be given written notice of such assignment and assumption and (z) the use of the Premises by the Tenant Affiliate shall be as set forth in this Section. For purposes of this paragraph, a public or private offering of Tenant stock is a Permitted Transfer and the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise. The bonus rental provisions of this Section 25 and Section 22(d) of the Master Lease shall not apply to an assignment or sublease by Tenant to a Tenant Affiliate. Tenant acknowledges that this provision does not limit Master Lessor's right to consent to any such assignments or subletting, the obtaining of such consent shall be Tenant's responsibility. Failure to obtain Master Lessor's consent shall be a material breach under this lease agreement.

      26. SIGNS Landlord shall affix a sign (restricted solely to Tenant's name as set forth in Item 1 of the Basic Lease Provisions or such other name as may be consented to in advance in writing, by Landlord), the cost of which shall be included within the Tenant Improvement Allowance, to the exterior surface of the hallway suite-front of the Premises. Except with the prior written approval of Landlord, which approval may be withheld in Landlord's sole discretion, or as specified herein, Tenant shall not place or allow to be placed, erected or maintained any sign, decal, placard name, insignia, trade name, description, flashing, moving or hanging lettering, or any other descriptive words or advertising matter of any kind or description (herein collectively, "sign" or "signs") on any exterior door, wall, window or roof of the Premises or of the Building, or on the glass of any window or door of the Building, or on any sidewalk or other location outside the Building, or within any entrance to the Premises. If Tenant places or causes to be placed or maintained any of the foregoing, the same may be removed by Landlord at Tenant's expense without notice and without such removal constituting a breach of this lease or entitling Tenant to claim damages on account thereof.

      Upon Tenant's actual occupancy of the Premises, Tenant shall be entitled to erect and maintain, at its sole cost and expense, one rooftop sign at the location shown on Exhibit "D", subject to compliance with governmental requirements and Landlord's approval, such approval not to be unreasonably denied. Landlord will use commercially reasonable efforts to assist Tenant in obtaining approval of the appropriate governmental entities for the installation of the rooftop sign. Notwithstanding the foregoing, all costs associated with obtaining such approval shall be borne by Tenant.

      27. WAIVER OF SUBROGATION. The parties hereto, including Master Lessor by reason of its consent hereto, release each other and their respective agents, employees, successors and assigns from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by the standard form of "all risk" property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any damage covered by the policy.

      28. LANDLORD'S OBLIGATIONS. Landlord, with respect to the obligations of Master Lessor under the Master Lease, shall use diligent, good faith efforts to cause Master Lessor to perform such obligations for the benefit of Tenant. Such diligent, good faith efforts shall include, without limitation: (a) upon Tenant's written request, immediately notify Master Lessor of its nonperformance under the Master Lease and request that Master Lessor perform its obligations under the Master Lease and (b) permitting Tenant to commence a legal action in Landlord's name to obtain the performance required from Master Lessor under the Master Lease; provided, however, that Tenant shall pay all costs and expenses incurred in connection therewith and Tenant shall indemnify and hold Landlord harmless against all reasonable costs and expenses incurred by Landlord in connection therewith.

      29. QUIET ENJOYMENT. Tenant shall peacefully have, hold and enjoy the Premises subject to the terms and conditions of this Lease, provided that there is not an event of default by Tenant. Landlord shall fully perform all of its obligations under the Master Lease to the extent Tenant has not expressly agreed to perform such obligations under this Lease. In the event, however, that Landlord defaults in the performance or observance of any of Landlord's remaining obligations under the Master Lease or fails to perform Landlord's stated obligations under this Lease or to enforce, for Tenant's benefit, Master Lessor's obligations under the Master Lease, then Tenant shall be entitled, following the expiration of any applicable cure period, to cure such default and promptly collect from Landlord, Tenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs), or, at Tenant's option, to offset such reasonable expenses against future payments of rent due under this Lease. Tenant shall not be required, however, to wait the entire applicable cure period if earlier action is required to comply with the Master Lease or with any applicable law, regulation or governmental order.

      SIGNATURES FOLLOW ON NEXT PAGE...

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:                            TENANT:

WAL-MART.COM, INC.                   STENTOR, INC.
A DELAWARE CORPORATION

By: /s/ Signed by authorized agent   By: /s/ Signed by authorized agent
    ------------------------------   -----------------------------------
TITLE: Signed by authorized agent    TITLE: Signed by authorized agent

      PLEASE NOTE: IF TENANT IS A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION AND INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. THE LEASE MUST BE EXECUTED BY THE PRESIDENT OR VICE-PRESIDENT AND THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BYLAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT THE BYLAWS OR A CERTIFIED COPY OF THE RESOLUTION, AS THE CASE MAY BE, MUST BE ATTACHED TO THIS LEASE.

                                  EXHIBIT "A-1"

                                    SITE PLAN

                                 TO BE ATTACHED

                              EXHIBIT "A-1" PAGE 1

                                  EXHIBIT "A-2"

                  FLOOR PLAN OF THE BUILDING, SHOWING PREMISES

                                 TO BE ATTACHED

                              EXHIBIT "A-2" PAGE 1

                                   EXHIBIT "B"

                            TENANT IMPROVEMENT PLANS

                                 TO BE ATTACHED

                               EXHIBIT "B" PAGE 1

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

                        A. GENERAL RULES AND REGULATIONS

      The following rules and regulations govern the use of the Building and the Development Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

      1. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, escalators, or stairways of the Development. The halls, passages, exits, entrances, and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its Tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities.

      2. Landlord expressly reserves the right to reasonably prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Development except as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the common areas of the Development and Building by invitees of Tenants providing services to Tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a Tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use halls, passageways and stairways for such purposes to preserve access within the Building for Tenants and the general public.

      3. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

      4. The directory of the Building or the Development will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

                               EXHIBIT "C" PAGE-1

      5. All cleaning and janitorial services for the Development and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Development for the purpose of cleaning the same.

      6. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefore.

      7. Freight elevator(s) will be available for use by all Tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be reasonably designated by Landlord. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other Tenants or the operation of the Building.

      8. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any Tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

      9. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

      10. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

      11. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls.

                               EXHIBIT "C" PAGE - 2

      12. Tenant will comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

      13. Landlord reserves the right, exercisable without notice and without liability to Tenant to change the name and street address of the Building. Without the written consent of Landlord, Tenant will not use the name of the Building or the Development in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

      14. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other Tenants or occupants of the Building or by Landlord for noncompliance with this rule.

      15. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the Tenant who, or whose employees or invitees, break this rule.

      16. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute, discretion.

      17. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

      18. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

      19. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.

      20. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except that (i) cooking shall be allowed in existing kitchens, or (ii) the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

                              EXHIBIT "C" PAGE - 3

      21. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Building or the Development any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.

      22. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

      23. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

      24. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the Tenants in the Building or the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

      25. Smoking is prohibited in the Building.

      26. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

      27. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other Tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Development.

      28. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non- discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                        B. PARKING RULES AND REGULATIONS.

      The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

      1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be parked in the parking areas

                              EXHIBIT "C" PAGE - 4
other than normally sized passenger automobiles, motorcycles and pick-up trucks except those reasonably required in the operations of Tenant's business. No extended term storage of vehicles is permitted.

      2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

      3. All directional signs and arrows must be observed.

      4. The speed limit within all parking areas shall be five (5) miles per hour.

      5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

      6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

      7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

      8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

      9. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Development within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

      10. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

      11. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                              EXHIBIT "C" PAGE - 5

                                   EXHIBIT "D"

                                 ROOFTOP SIGNAGE

                                 TO BE ATTACHED

                                   Exhibit "D"
                                 Rooftop Signage